UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2011

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	15 Skyline Drive, Hawthorne, NY	10532
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On September 15, 2011, Acorda Therapeutics, Inc. (the “Company”) issued a press release announcing that Thomas C. Wessel, M.D., Ph.D., the Company’s Chief Medical Officer and one of its named executive officers, has resigned from the Company.  Dr. Wessel’s resignation will be effective September 30, 2011.  Dr. Wessel is expected to continue to advise the Company in a consulting role through the end of 2011.  A copy of the press release announcing Dr. Wessel’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 8.01	Other Events

On September 15, 2011, the Company issued a press release announcing that Enrique J. Carrazana, M.D., will join the Company effective October 15, 2011, as Chief Medical Officer.  In this role, Dr. Carrazana will be responsible for managing development programs and regulatory filings for the Company’s pipeline products, AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg post-marketing studies, and the Company’s medical affairs, clinical operations, regulatory affairs, drug safety and biostatistics departments.

Dr. Carrazana is a Board-certified neurologist with over 20 years of experience in the pharmaceutical industry and clinical practice. Most recently, he was Director of the Epilepsy Center of Excellence at the Miami Veterans’ Administration (VA) Hospital and Associate Professor of Neurology at the University of Miami Miller School of Medicine. Prior to this, Dr. Carrazana held various medical leadership roles at Novartis Pharmaceuticals. His last role was Vice President, Global Head Established Medicines Development Franchise based in Basel, Switzerland. Dr. Carrazana was a practicing neurologist before working in the pharmaceutical industry, during which time he served as a principal investigator for numerous clinical trials in the areas of epilepsy, neurodegenerative disorders and neuropathic pain.  Dr. Carrazana completed his residency in Neurology and fellowship in Neurophysiology at the Harvard Longwood Neurology Program. He graduated from the Harvard Medical School.

A copy of the press release announcing Dr. Carranza’s employment as Chief Medical Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

September 15, 2011	By:	/s/ Jane Wasman
Name: Jane Wasman
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 15, 2011